UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2009
________________________

McDONALD'S CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

    The Description of Common Stock of McDonald’s Corporation (the “Company”), which is a summary of the applicable provisions of the Company’s Restated Certificate of  Incorporation, the Company’s Amended and Restated By-Laws, and the Delaware General Corporation Law (“DGCL”), set forth in Exhibit 99.1 and incorporated herein by reference, is filed for the purpose of updating in its entirety the description of the Company’s Common Stock, par value $0.01 per share, contained in the Company’s Registration Statement on Form 10 (Commission File No. 1-5231) filed with the Securities and Exchange Commission, including any amendments or reports filed prior to the date hereof for the purpose of updating such description.  This summary does not purport to be complete and is subject to, and is qualified in its entirety by express reference to, the applicable provisions of the Company’s Restated Certificate of Incorporation, the Company’s Amended and Restated By-Laws, and the DGCL.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Description of Common Stock of McDonald's Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: September 28, 2009	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President -
Associate General Counsel and Secretary

Exhibit Index

Exhibit No. 99.1          Description of Common Stock of McDonald’s Corporation